 BK38-SA1 06/26

WESTERN ASSET FUNDS, INC.
SUPPLEMENT DATED JUNE 16, 2026
TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
OF EACH FUND LISTED IN SCHEDULE A

The following replaces the section titled “Investment Professionals – Investment Professionals Securities Ownership” in the SAI of each fund listed in Schedule A:

Investment Professionals Securities Ownership

The table below identifies ownership of equity securities of the Fund by the investment professionals responsible for the day-to-day management of the Fund as of December 31, 2025.

Investment Professionals	Dollar Range of Ownership of Securities ($)

Core Bond Fund

Michael C. Buchanan Amit Chopra[1] Mark S. Lindbloom Frederick R. Marki[2] Nicholas Mastroianni[1] Julien A. Scholnick[3] Rafael Zielonka[4]	None 10,001-50,000 None None None None None

Core Plus Bond Fund

Michael C. Buchanan Amit Chopra[1] Mark S. Lindbloom Frederick R. Marki[2] Nicholas Mastroianni[1] Julien A. Scholnick[3] Rafael Zielonka[4]	None 10,001-50,000 100,001-500,000 None None 50,001-100,000 None

Inflation Indexed Plus Bond Fund

Michael C. Buchanan Amit Chopra Mark S. Lindbloom[4] Frederick R. Marki[2] Nicholas Mastroianni[1] Rafael Zielonka[4]	None None None None None None

1 Amit Chopra and Nicholas Mastroianni joined the applicable Fund’s investment professional team January 27, 2026.
2 Effective December 31, 2026, Frederick R. Marki will step down as a member of the Fund’s investment professional team.
3 Effective September 30, 2026, Julien A. Scholnick will step down as a member of the Fund’s investment professional team.
4 Information is as of March 31, 2026. Mark S. Lindbloom and Rafael Zielonka joined the applicable Fund’s investment professional team May 1, 2026.

SCHEDULE A

Fund	Date of SAI
WESTERN ASSET FUNDS, INC.
Western Asset Core Bond Fund	May 1, 2026
Western Asset Core Plus Bond Fund	May 1, 2026
Western Asset Inflation Indexed Plus Bond Fund	May 1, 2026

Please retain this supplement for future reference.